POWER OF ATTORNEY


         WHEREAS, the undersigned officers and directors of Dialogic Corporation desire to authorize Nicholas Zwick, Howard G. Bubb and Edward B. Jordan to act as their attorneys-in-fact and agents, for the purpose of executing and filing a registration statement on Form S-8, including all amendments thereto,

         NOW, THEREFORE,

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Nicholas Zwick, Howard G. Bubb and Edward
B. Jordan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign a Registration Statement on Form S-8 registering up to 29,874 shares of the Common Stock of
Dialogic Corporation issuable upon exercise of stock options which may be granted to former holders of options to purchase the common stock of Dianatel Corporation, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities on this 10th day of June, 1996.

   SIGNATURE                                         TITLE

/s/ Howard G. Bubb
______________________________   President, Chief Executive Officer and Director
Howard G. Bubb

/s/ Kenneth J. Burkhardt, Jr
______________________________                      Director
Kenneth J. Burkhardt, Jr.

/s/ Masao Konomi
______________________________                      Director
Masao Konomi

/s/John N. Lemasters
______________________________                      Director
John N. Lemasters

/s/ Francis G. Rodgers
______________________________                      Director
Francis G. Rodgers

/s/ James J. Shinn
______________________________                      Director
James J. Shinn

/s/ Nicholas Zwick
______________________________                      Director
Nicholas Zwick

/s/ Edward B. Jordan
______________________________  Treasurer,  Vice  President  and Chief Financial
Edward B. Jordan                Officer (Chief Financial and Accounting Officer)